Exhibit 10.1

601 Riverside Avenue, Jacksonville, FL 32204 Tel. 877.482.8786 | Fax. 904.357.1105 | fisglobal.com

May 12, 2016

To:    The Sponsor Parties to the Support and Standstill Agreements referred to below
Dear Sirs:

We refer to the seven separate Support and Standstill Agreements dated as of August 12, 2015 (the “SSAs”), entered into by us with the other persons named on the signature pages thereto in connection with our acquisition of SunGard (the other parties to the SSAs as of the date hereof, the “Sponsor Parties”). By this letter, effective from and after 4 p.m. Eastern time on the date hereof, we hereby irrevocably waive the transfer restrictions set forth in Section 5.5(a) of each of the SSAs with respect to any Transfer of Voting Stock made by any Sponsor Party. As used herein, “Transfer” and “Voting Stock” shall each have the meanings given them in the respective SSA.
Very truly yours,
FIDELITY NATIONAL INFORMATION SERVICES, INC.

By:	/s/ Marc M. Mayo
Name:	Marc M. Mayo
Title:	Executive Vice President and Chief Legal Officer